ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

AST Advanced Strategies Portfolio

AST Balanced Asset Allocation Portfolio

AST Capital Growth Asset Allocation Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Growth Allocation Portfolio

Supplement dated June 27, 2022 to the

Currently Effective Summary Prospectus and Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus for each of the AST Academic Strategies Asset Allocation Portfolio, the AST Advanced Strategies Portfolio, the AST Balanced Asset Allocation Portfolio, the AST Capital Growth Asset Allocation Portfolio, the AST Preservation Asset Allocation Portfolio, and the AST Prudential Growth Allocation Portfolio (each a Portfolio, and collectively, the Portfolios), and the Prospectus for the Advanced Series Trust (the Trust). The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

The Board of Trustees of the Trust (the Board), on behalf of the Portfolios, recently approved changes to the Portfolios.

To reflect these changes, the Trust’s Prospectus and the currently effective Summary Prospectus for each Portfolio is revised as follows, effective immediately:

I.

The description of each Portfolio’s principal investment strategies section in the Summary Prospectus and the “SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE” section of the Prospectus for each Portfolio is hereby revised to add the following description set forth below

The Portfolio may invest its assets in the AST PGIM Fixed Income Central Portfolio (the Central Portfolio). The Central Portfolio is a special type of investment vehicle for sole use by certain asset allocation portfolios, including the Portfolio.  The Central Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in investment grade bonds. Rather than buy bonds directly, the Portfolio may invest in the Central Portfolio. The Central Portfolio is sometimes referred to elsewhere in this Prospectus as an “Underlying Portfolio”.

II.

The section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST –– Principal Investment Policies”  for each Portfolio is hereby revised to add the following description set forth below:

The Portfolio may invest its assets in the AST PGIM Fixed Income Central Portfolio (the Central Portfolio). The Central Portfolio is a special type of investment vehicle for sole use by certain asset allocation portfolios, including the Portfolio.  The Central Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in investment grade bonds. Rather than buy bonds directly, the Portfolio may invest in the Central Portfolio. The Central Portfolio is sometimes referred to elsewhere in this Prospectus as an “Underlying Portfolio”.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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